UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2011

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INFORMATION SYSTEMS ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

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Florida	333-142429	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

819 SW Federal Highway, Suite 206, Stuart, FL 34994

(Address of Principal Executive Office) (Zip Code)

(772) 403-2992

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement with a Registrant.

On October 26, 2011, the Company’s President and Chief Operating Officer advanced the Company $95,000 in exchange for a promissory note, bearing interest of $5,000 and a repayment term of three months, in order to fund the working capital needs of the Company.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES INC.

By:	/s/ Joseph Coschera
Joseph Coschera Chief Executive Officer

Date:  October 28, 2011